Exhibit 32.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report of General Growth Properties, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edmund Hoyt, in my capacity as Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

/s/ EDMUND HOYT
Edmund Hoyt Chief Financial Officer April 30, 2010